[Pioneer logo]



Pioneer II


SEMIANNUAL REPORT 3/31/99

Table of Contents
--------------------------------------------------------------------------------


Letter from the Chairman                           1
Portfolio Summary                                  2
Performance Update                                 3
Portfolio Management Discussion                    6
Schedule of Investments                            9
Financial Statements                              17
Notes to Financial Statements                     24
Report of Independent Public Accountants          29
Trustees, Officers and Service Providers          30
The Pioneer Family of Mutual Funds                31
Programs and Services for Pioneer Shareowners     32
Retirement Plans from Pioneer                     34

Pioneer II

LETTER FROM THE CHAIRMAN 3/31/99

Dear Shareowner,
--------------------------------------------------------------------------------

I am pleased to present this semiannual report to the shareowners of Pioneer
II. This report covers the six months from September 30, 1998 through March 31, 1999.

Pioneer II's performance improved over the last six months, reflecting both portfolio changes and renewed interest in value stocks. Prices of value stocks jumped in February, but growth stocks ultimately ruled the period. In March, fueled by the fire for growth stocks, the Dow Jones Industrial Average closed above 10,000 for the first time. As we prepare this report, valuations of the most popular stocks are at all time highs and investors seem to be looking for more reasonable valuations.

After investing for over 70 years, we know the road is not always smooth for value investors. However, value stocks should not be abandoned. History and patience have shown that fundamentally strong companies whose stocks are out of favor can be sound investments. These are the companies we seek for Pioneer II's portfolio.

We have always encouraged investors to "stay the course" and in light of today's volatility, this idea is more important than ever. Although it may be tempting to pull money out of a market that is rocky, consider the following scenario. When stocks severely declined in October 1987 and again in August 1998, some individuals abandoned their stock investments completely. In turn, they were left out of terrific returns when the market recovered. No one can predict when the market will change or the magnitude of that change, but we are confident that your Fund's portfolio will be well-positioned for an eventual return to value stocks.

I encourage you to read on to learn more about your Fund, including the question and answer session with portfolio manager Richard Dahlberg. If you have questions, please contact your investment professional, or Pioneer at 1-800-225-6292.

Respectfully,


/s/ John F. Cogan, Jr.



John F. Cogan, Jr.
Chairman and President

Pioneer II

PORTFOLIO SUMMARY 3/31/99

P o r t f o l i o   D i v e r s i f i c a t i o n
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)


[pie chart]

U.S. Common Stocks       88%

International
Common Stocks             8%

Depositary Receipts for
International Stocks      3%

Short-Term Cash
Equivalents               1%


S e c t o r   D i s t r i b u t i o n
--------------------------------------------------------------------------------
(As a percentage of equity holdings)


[pie chart]

Financial                22%

Healthcare               14%

Capital Goods            13%

Technology               13%

Consumer Cyclicals        9%

Utilities                 8%

Energy                    7%

Other                     6%

Basic Materials           4%

Consumer Staples          4%



1 0   L a r g e s t   H o l d i n g s
--------------------------------------------------------------------------------
(As a percentage of equity holdings)


  1. Ambac Financial Group,      5.02%          6. Amgen, Inc.              3.34%
     Inc.

  2. Koninklijke Philips         4.98           7. Intel Corp.              2.87
     Electronics NV (NY
     shares)

  3. Merck & Co., Inc.           4.01           8. The Chase Manhattan      2.76
                                                   Corp.

  4. Dominion Resources, Inc.    3.87           9. Charter One Financial,   2.60
                                                   Inc.

  5. Conseco, Inc.               3.86          10. IBM Corp.                2.53

Fund holdings will vary for other periods.

Pioneer II

PERFORMANCE UPDATE 3/31/99                                        CLASS A SHARES

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------


 Net Asset Value
 per Share                  3/31/99         9/30/98
                            $20.15          $18.32

 Distributions per Share    Income          Short-Term          Long-Term
 (9/30/98 -3/31/99)         Dividends       Capital Gains       Capital Gains
                            $0.086               -              $0.150


I n v e s t m e n t   R e t u r n s
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer II at public offering price, compared to the growth of the Standard & Poor's 500 Index.


  Average Annual Total Returns
  (As of March 31, 1999)

              Net Asset     Public Offering
  Period        Value          Price*
  10 Years     10.64%         9.98%
  5 Years      12.21         10.89
  1 Year      -19.55        -24.17

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvest-ment of distributions at net asset value.


[Class A Mountain Chart]

Growth of $10,000

                                                   Standard & Poor's
                            Pioneer II*                500 Index
3/89                           9,425                    10,000
                              10,642                    11,923
3/91                          10,566                    13,638
                              11,984                    15,140
3/93                          13,779                    17,444
                              14,557                    17,702
3/95                          16,091                    20,450
                              20,213                    27,006
3/97                          23,668                    32,353
                              32,194                    47,866
3/99                          25,900                    57,339

The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer II

PERFORMANCE UPDATE 3/31/99                                        CLASS B SHARES

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------


 Net Asset Value
 per Share                  3/31/99         9/30/98
                            $19.75          $17.98

 Distributions per Share    Income          Short-Term          Long-Term
 (9/30/98 -3/31/99)         Dividends       Capital Gains       Capital Gains
                                 -               -              $0.150

I n v e s t m e n t   R e t u r n s
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer II, compared to the growth of the Standard & Poor's 500 Index.


  Average Annual Total Returns
  (As of March 31, 1999)

                    If          If
   Period           Held     Redeemed*
   Life-of-Fund     7.63%      6.70%
   (7/1/96)
   1 Year         -20.40     -23.56%

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.


[Class B Mountain Chart]

Growth of $10,000

                                                   Standard & Poor's
                            Pioneer II*                500 Index
7/96                           10,000                    10,000
9/96                           10,165                    10,232
                               11,403                    11,085
3/97                           11,419                    11,383
                               13,165                    13,367
9/97                           14,698                    14,367
                               13,962                    14,780
3/98                           15,377                    16,840
                               14,269                    17,398
9/98                           11,059                    15,671
                               12,717                    19,005
3/99                           11,952                    20,173



The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer II

PERFORMANCE UPDATE 3/31/99                                        CLASS C SHARES

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------


 Net Asset Value
 per Share                  3/31/99         9/30/98
                            $19.77          $18.02

 Distributions per Share    Income          Short-Term          Long-Term
 (9/30/98 -3/31/99)         Dividends       Capital Gains       Capital Gains
                                 -               -              $0.150

I n v e s t m e n t   R e t u r n s
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer II, compared to the growth of the Standard & Poor's 500 Index.


  Average Annual Total Returns
  (As of March 31, 1999)

                     If         If
   Period           Held     Redeemed*
   Life-of-Fund      7.64%      7.64%
   (7/1/96)
   1 Year          -20.29     -20.29

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge
  (CDSC) applies to redemptions made within one year of purchase.


[Class C Mountain Chart]

Growth of $10,000

                                                   Standard & Poor's
                            Pioneer II*                500 Index
7/96                           10,000                    10,000
9/96                           10,161                    10,232
                               11,400                    11,085
3/97                           11,410                    11,383
                               13,142                    13,367
9/97                           14,683                    14,367
                               13,952                    14,780
3/98                           15,360                    16,840
                               14,253                    17,398
9/98                           11,076                    15,671
                               12,727                    19,005
3/99                           12,244                    20,173


The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer II

PORTFOLIO MANAGEMENT DISCUSSION 3/31/99


In this report, Richard Dahlberg, head of Pioneer II's investment team, discusses the market environment and Pioneer II's performance over the six months from September 30, 1998 through March 31, 1999. Mr. Dahlberg has been an investment professional for nearly 30 years. In addition to managing Pioneer II, he oversees the portfolio managers and analysts that run Pioneer's core value fund group.

Q: Over the six months, the Standard and Poor's 500 continued to set new records. Did this carry over into the broader market?

A: Once again, a small number of large growth stocks were the best performers and the main contributors to the performance of the S&P 500 Index's stellar 27% return. But since the S&P 500 is capitalization-weighted, larger stocks account for the majority of its return. The return would be a much different 20% if all 500 stocks in the index were weighted equally - quite a contrast. So we are pleased that investors made money with the Fund's return of around 11% at net asset value for the six month period.

Q: Is it normal for such a small number of stocks to drive the market?

A: It's not unprecedented, but it is unusual in both its length and its magnitude. From time to time, usually for short periods, certain areas or sectors of the market perform far above the market average. Recently, I'm reminded of the early 1970s when the "nifty 50" group of blue-chip stocks with relatively high valuations significantly outperformed the rest of the market. However, over longer periods of time these "bubbles" usually even out, and companies with solid fundamentals and reasonable valuations tend to provide solid results.

Q: Technology holdings helped Fund performance. What sectors didn't?

A: The Fund's technology stocks delivered particularly strong returns.
   Koninklijke Phillips Electronics and defense contractor, Raytheon, were standouts. Healthcare stocks Amgen and Wellpoint Health Networks also turned in impressive returns.

Pioneer II


   Financial stocks were a disappointment. Despite strong earnings, investors turned away from Ambac Financial Group and Conseco. Trinity Industries, one of the Fund's holdings in the capital goods sector, also lagged. In each case we think the market has taken an unreasonably negative view and that, in time, we'll see their real value realized.

Q: Energy stocks were recently trading at low valuations. Did you add any to the portfolio?

A: We did increase energy-related holdings. Their stock prices went way down when, as you probably noticed at the gas pump, oil dropped to all-time lows in early 1999 based on an inflation-adjusted scale. We initiated positions in mid-sized companies Conoco, Suncor Energy and the utility operator Edison International. Recently, the members of OPEC came to an agreement on oil production and, almost immediately, oil and gas prices spiked, a move that can only help the profitability of these companies. We think the energy area is likely to make a strong comeback; there are more and more signs that demand is increasing while supply remains relatively stable.

Q: What changes did you make to sector weightings?

A: Our sector weightings did not change much over the period. However, we continued to increase the size of the average company in the portfolio. The median market capitalization has increased over the last six months to $4.2 billion from $3.5 billion and $3.4 billion this time last year. Of course, from time to time we make changes within sectors, after a stock reaches fair value or we see a change in its long-term outlook.

Q: You have managed in the value style for over 30 years. How has it changed over the years?

A: Value investing has not changed, but investors and the investing environment have. Throughout history there have always been those who believe they live in a "new era" and that "the rules have changed." We are seeing this today with the way the internet has opened up the flow of information. Stocks of many internet companies are selling at unbelievable extremes, even though they have little or no sales, and prospects

Pioneer II
   for positive earnings may be years away. But we manage Pioneer II with the belief that stocks purchased at reasonable prices will tend to outperform those that are purchased at exorbitant prices. This is a proven strategy based on fundamentals, and if we are patient, I am convinced it will contribute to success in the future.

Q: What is your outlook?

A: We think the strong economic conditions in the United States will continue.
   However, there are a number of circumstances that, over a longer period, could influence the market. First, we are concerned that consumers, who have been on a buying binge for quite some time, will get satiated. Some indicators, such as new car sales, are reaching peak levels. Savings rates are at all time lows. If consumers scale back, it will be difficult for companies to meet earnings expectations, and the stock market could suffer. Another factor is the comeback of the Asian economies. Global interest rates were suppressed when the Asian economies were experiencing tough times last year. But once companies in Asia rebound, they will call on capital that is currently invested in the United States and, in turn, we may see higher interest rates. This most likely would have a damper on the U.S. equity markets.

   Even so, for the near term, low inflation and competitive interest rates should help equity markets prosper. Now we are beginning to see investors take an interest in a broader array of stocks, including value stocks. Portfolio holdings are beginning to pick up some momentum, and we are hopeful the trend will continue.

Pioneer II

SCHEDULE OF INVESTMENTS 3/31/99


Principal
Amount                                                               Value
               INVESTMENT IN SECURITIES - 98.8%
               CONVERTIBLE CORPORATE BOND - 0.0%
$4,000,000     Halter Marine Group, Inc., Exchangeable
               Note, 4.5%, 9/15/04 (144A)+                  $    2,070,000
                                                            --------------
               TOTAL CONVERTIBLE CORPORATE BOND
               (Cost $4,000,000)                            $    2,070,000
                                                            --------------

Shares
               PREFERRED STOCK - 0.5%
   355,000     Telecomunicacoes Brasileiras SA (A.D.R.)     $   28,621,875
                                                            --------------
               TOTAL PREFERRED STOCK
               (Cost $32,209,230)                           $   28,621,875
                                                            --------------
               COMMON STOCKS - 98.3%
               Basic Materials - 4.2%
               Aluminum - 0.3%
   400,000     Aluminum Company of America                  $   16,475,000
                                                            --------------
               Chemicals - 0.9%
   185,000     E.I. du Pont de Nemours & Co.                $   10,741,562
 1,440,000     Lyondell Petrochemicals Co.                      19,710,000
 2,180,000     Mississippi Chemical Corp.+                      20,437,500
                                                            --------------
                                                            $   50,889,062
                                                            --------------
               Chemicals (Diversified) - 0.4%
   500,000     Monsanto Co.                                 $   22,968,750
                                                            --------------
               Chemicals (Specialty) - 0.9%
 1,800,000     Cytec Industries Inc.*                       $   40,162,500
 2,569,500     Terra Industries Inc.                            11,723,344
                                                            --------------
                                                            $   51,885,844
                                                            --------------
               Containers & Packaging (Paper) - 0.4%
 4,300,000     Vitro SA (A.D.R.)                            $   24,993,750
                                                            --------------
               Iron & Steel - 0.3%
 1,792,900     Rouge Industries, Inc.+                      $   15,687,875
                                                            --------------
               Metals Mining - 0.5%
 1,000,000     Freeport-McMoRan Copper & Gold, Inc.
               (Class B)                                    $   10,875,000
 1,300,000     USEC Inc.                                        17,712,500
                                                            --------------
                                                            $   28,587,500
                                                            --------------



The accompanying notes are an integral part of these financial statements.    9

Pioneer II

SCHEDULE OF INVESTMENTS 3/31/99                                   (continued)


Shares                                                                     Value
               Paper & Forest Products - 0.5%
  100,000      Georgia-Pacific Group                              $    7,425,000
1,600,000      Longview Fibre Co.                                     18,500,000
                                                                  --------------
                                                                  $   25,925,000
                                                                  --------------
               Total Basic Materials                              $  237,412,781
                                                                  --------------
               Capital Goods - 13.1%
               Containers (Metals & Glass) - 0.3%
  726,000      Owens-Illinois, Inc.*                              $   18,150,000
                                                                  --------------
               Electrical Equipment - 4.9%
3,383,900      Koninklijke Philips Electronics NV (NY Shares)     $  278,960,256
                                                                  --------------
               Machinery (Diversified) - 0.0%
  102,900      Global Industrial Technologies, Inc.*              $    1,080,450
                                                                  --------------
               Manufacturing (Diversified) - 2.7%
  538,900      Amcast Industrial Corp.+                           $    8,689,762
  673,000      Hanson Plc (A.D.R.)                                    29,612,000
3,947,600      Trinity Industries, Inc.+                             115,960,750
                                                                  --------------
                                                                  $  154,262,512
                                                                  --------------
               Manufacturing (Specialized) - 4.8%
1,638,700      Briggs & Stratton Corp.+                           $   80,808,394
2,276,000      Dionex Corp.*+                                         85,919,000
4,890,000      Donaldson Co., Inc.+                                   88,020,000
2,386,100      Halter Marine Group, Inc.*+                            13,869,206
                                                                  --------------
                                                                  $  268,616,600
                                                                  --------------
               Metal Fabricators - 0.2%
  911,125      A.M. Castle & Co.+                                 $   10,990,445
                                                                  --------------
               Waste Management - 0.2%
  175,000      Waste Management Inc.                              $    7,765,625
                                                                  --------------
               Total Capital Goods                                $  739,825,888
                                                                  --------------
               Communication Services - 2.8%
               Telephone - 2.8%
  300,000      Ameritech Corp.                                    $   17,362,500
2,225,000      Bell Atlantic Corp.                                   115,004,687
  600,000      SBC Communications, Inc.                               28,275,000
                                                                  --------------
               Total Communication Services                       $  160,642,187
                                                                  --------------

10    The accompanying notes are an integral part of these financial statements.

Pioneer II



Shares                                                                  Value
              Consumer Cyclicals - 8.8%
              Auto Parts & Equipment - 0.8%
1,839,400     Breed Technologies, Inc.                         $    6,552,863
1,002,500     Delphi Automotive Systems Corp.*                     17,794,375
  665,000     Simpson Industries, Inc.                              6,400,625
  127,000     Strattec Security Corp.*                              3,571,875
  300,000     TRW Inc.                                             13,650,000
                                                               --------------
                                                               $   47,969,738
                                                               --------------
              Automobiles - 1.5%
1,010,000     General Motors Corp.                             $   87,743,750
                                                               --------------
              Consumer (Jewelry, Novelties, & Gifts) - 1.8%
3,747,450     Lancaster Colony Corp.+                          $   99,775,856
                                                               --------------
              Homebuilding - 4.0%
4,145,000     Champion Enterprises, Inc.*+                     $   80,309,375
8,184,000     Clayton Homes, Inc.+                                 90,535,500
3,766,200     Oakwood Homes Corp.+                                 52,962,187
                                                               --------------
                                                               $  223,807,062
                                                               --------------
              Retail (Department Stores) - 0.6%
  400,000     Federated Department Stores, Inc.*               $   16,050,000
  450,000     May Department Stores Co.                            17,606,250
                                                               --------------
                                                               $   33,656,250
                                                               --------------
              Retail (Specialty) - 0.1%
  500,000     Officemax Inc.*                                  $    4,312,500
                                                               --------------
              Total Consumer Cyclicals                         $  497,265,156
                                                               --------------
              Consumer Staples - 4.0%
              Beverages (Non-Alcoholic) - 0.3%
  400,000     Pepsico, Inc.                                    $   15,675,000
                                                               --------------
              Foods - 2.3%
4,500,000     IBP, Inc.                                        $   83,812,500
   20,000     Nestle SA (Registered Shares)                        36,425,209
  400,000     Sara Lee Corp.                                        9,900,000
                                                               --------------
                                                               $  130,137,709
                                                               --------------
              Services (Employment) - 1.4%
2,850,000     Kelly Services Inc. (Non-voting)                 $   79,087,500
                                                               --------------
              Total Consumer Staples                           $  224,900,209
                                                               --------------

The accompanying notes are an integral part of these financial statements.   11

Pioneer II

SCHEDULE OF INVESTMENTS 3/31/99                                   (continued)


Shares                                                                Value
              Energy - 6.8%
              Oil (Domestic Integrated) - 3.0%
1,040,000     Atlantic Richfield Co.                         $   75,920,000
3,840,000     Conoco, Inc.                                       94,320,000
                                                             --------------
                                                             $  170,240,000
                                                             --------------
              Oil (International Integrated) - 1.4%
  650,000     Texaco, Inc.                                   $   36,887,500
1,411,000     YPF SA (Class D) (A.D.R.)                          44,534,687
                                                             --------------
                                                             $   81,422,187
                                                             --------------
              Oil & Gas (Drilling & Equipment) - 1.4%
1,858,100     BJ Services Co.*                               $   43,549,219
1,400,000     R&B Falcon Corp.*                                  12,337,500
  410,000     Smith International, Inc.*                         16,400,000
  300,000     Weatherford International Inc.*                     7,837,500
                                                             --------------
                                                             $   80,124,219
                                                             --------------
              Oil & Gas - (Exploration/Production) - 1.0%
  500,000     Anadarko Petroleum Corp.                       $   18,875,000
  500,000     Burlington Resources Inc.                          19,968,750
  500,000     Suncor Energy, Inc.                                16,750,000
                                                             --------------
                                                             $   55,593,750
                                                             --------------
              Total Energy                                   $  387,380,156
                                                             --------------
              Financial - 21.6%
              Banks (Major Regional) - 2.5%
1,000,000     Banc One Corp.                                 $   55,062,500
  707,200     Banco Rio De La Plata SA (A.D.R.)                   6,806,800
1,400,000     Fleet Financial Group, Inc.                        52,675,000
  400,000     Mellon Bank Corp.                                  28,150,000
                                                             --------------
                                                             $  142,694,300
                                                             --------------
              Banks (Money Center) - 2.7%
1,900,000     The Chase Manhattan Corp.                      $  154,493,750
                                                             --------------
              Banks (Regional) - 0.5%
1,242,100     North Fork Bancorporation, Inc.                $   26,239,363
                                                             --------------
              Consumer Finance - 1.0%
1,485,000     Countrywide Credit Industries, Inc.            $   55,687,500
                                                             --------------
              Financial (Diversified) - 5.0%
5,202,700     Ambac Financial Group, Inc.+                   $  280,945,800
                                                             --------------

12    The accompanying notes are an integral part of these financial statements.

Pioneer II



Shares                                                                    Value
              Insurance (Life/Health) - 4.1%
7,000,389     Conseco, Inc.                                      $  216,137,010
  400,000     Nationwide Financial Services                          16,800,000
                                                                 --------------
                                                                 $  232,937,010
                                                                 --------------
              Insurance (Property/Casualty) - 1.0%
1,550,000     Allstate Corp.                                     $   57,446,875
                                                                 --------------
              Savings & Loans Companies - 4.8%
5,038,500     Charter One Financial, Inc.                        $  145,407,961
3,150,000     Washington Mutual, Inc.                               128,756,250
                                                                 --------------
                                                                 $  274,164,211
                                                                 --------------
              Total Financial                                    $1,224,608,809
                                                                 --------------
              Healthcare - 13.8%
              Biotechnology - 3.3%
2,500,000     Amgen, Inc.*                                       $  187,187,500
                                                                 --------------
              Healthcare (Diversified) - 2.5%
  860,400     Abbott Laboratories                                $   40,277,475
1,350,000     American Home Products Corp.                           88,087,500
1,135,000     Dura Pharmaceuticals, Inc.*                            16,031,875
                                                                 --------------
                                                                 $  144,396,850
                                                                 --------------
              Healthcare (Drugs/Major Pharmaceuticals) - 6.7%
2,800,000     Astra AB (Series A Free)*                          $   64,263,972
  500,000     Lilly, Eli & Co.                                       42,437,500
2,800,000     Merck & Co., Inc.                                     224,525,000
  300,000     Novartis AG (A.D.R.)                                   24,412,500
  379,700     Pharmacia & Upjohn, Inc.                               23,683,787
                                                                 --------------
                                                                 $  379,322,759
                                                                 --------------
              Healthcare (Hospital Management) - 0.4%
1,050,000     Columbia/HCA Healthcare Corp.                      $   19,884,375
                                                                 --------------
              Healthcare (Long Term Care) - 0.1%
1,018,300     Integrated Health Services, Inc.*                  $    5,600,650
                                                                 --------------
              Healthcare (Managed Care) - 0.8%
  604,900     Humana Inc.*                                       $   10,434,525
  425,600     Wellpoint Health Networks Inc.*                        32,265,800
                                                                 --------------
                                                                 $   42,700,325
                                                                 --------------
              Total Healthcare                                   $  779,092,459
                                                                 --------------

The accompanying notes are an integral part of these financial statements.   13

Pioneer II

SCHEDULE OF INVESTMENTS 3/31/99                                   (continued)


Shares                                                                Value
              Technology - 12.9%
              Communications Equipment - 0.5%
1,240,000     Alcatel SA (A.D.R.)                            $   28,287,500
                                                             --------------
              Computers (Hardware) - 4.0%
1,600,000     Compaq Computer Corp.                          $   50,700,000
  800,000     Dell Computer Corp.*                               32,700,000
  800,000     IBM Corp.                                         141,800,000
                                                             --------------
                                                             $  225,200,000
                                                             --------------
              Computers (Peripherals) - 0.8%
1,550,000     Storage Technology Corp.*                      $   43,206,250
                                                             --------------
              Electronics (Component Distributors) - 1.3%
5,000,000     Arrow Electronics, Inc.*+                      $   75,000,000
                                                             --------------
              Electronics (Defense) - 0.7%
  732,200     Raytheon Co. (Class B)                         $   42,925,225
                                                             --------------
              Electronics (Instrumentation) - 0.1%
  788,200     MTS Systems Corp.                              $    7,980,525
                                                             --------------
              Electronics (Semiconductors) - 4.3%
1,383,500     Etec Systems, Inc.*+                           $   40,726,781
1,350,000     Intel Corp.                                       160,818,750
  400,000     Texas Instruments Inc.                             39,700,000
                                                             --------------
                                                             $  241,245,531
                                                             --------------
              Equipment (Semiconductors) - 0.1%
  525,000     Helix Technology Corp.                         $    8,071,875
                                                             --------------
              Photography/Imaging - 1.1%
  950,000     Eastman Kodak Co.                              $   60,681,250
                                                             --------------
              Total Technology                               $  732,598,156
                                                             --------------
              Transportation - 2.1%
              Airlines - 0.2%
  200,000     AMR Corp.*                                     $   11,712,500
                                                             --------------
              Railroads - 1.9%
  600,000     Canadian National Railway Co.                  $   33,375,000
1,400,000     Union Pacific Corp.                                74,812,500
                                                             --------------
                                                             $  108,187,500
                                                             --------------
              Total Transportation                           $  119,900,000
                                                             --------------

14    The accompanying notes are an integral part of these financial statements.

Pioneer II



Shares                                                           Value
              Utilities - 8.2%
              Electric Companies - 6.5%
5,862,000     Dominion Resources, Inc.                  $  216,527,625
2,000,000     Edison International                          44,500,000
2,509,063     Hawaiian Electric Industries, Inc.+           87,974,021
  500,000     Public Service Enterprise Group, Inc.         19,093,750
                                                        --------------
                                                        $  368,095,396
                                                        --------------
              Natural Gas - 1.7%
2,073,000     Kinder Morgan Energy Partners, L.P.       $   71,777,625
  600,000     Williams Companies, Inc.                      23,700,000
                                                        --------------
                                                        $   95,477,625
                                                        --------------
              Total Utilities                           $  463,573,021
                                                        --------------
              TOTAL COMMON STOCKS
              (Cost $4,528,262,826)                     $5,567,198,822
                                                        --------------
              TOTAL INVESTMENT IN SECURITIES
              (Cost $4,564,472,056)                     $5,597,890,697
                                                        --------------

Principal
Amount
              TEMPORARY CASH INVESTMENTS - 1.2%
              Commercial Paper - 1.2%
$28,627,000   American Express Co., 5.0%, 4/1/99        $   28,627,000
 39,663,000   Prudential Funding Corp., 4.85%, 4/5/99       39,663,000
                                                        --------------
              TOTAL TEMPORARY CASH INVESTMENTS
              (Cost $68,290,000)                        $   68,290,000
                                                        --------------
              TOTAL INVESTMENT IN SECURITIES AND
              TEMPORARY CASH INVESTMENTS - 100%
              (Cost $4,632,762,056) (a)                 $5,666,180,697
                                                        ==============



The accompanying notes are an integral part of these financial statements.   15

Pioneer II

SCHEDULE OF INVESTMENTS 3/31/99                                   (continued)

* Non-income producing security.
+ Investment held by the Fund representing 5% or more of the outstanding voting stock of such company.

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 1999, the value of these securities amounted to $2,070,000 or 0.04% of total net assets.

(a) At March 31, 1999, the net unrealized gain on investments based on cost for federal income tax purposes of $4,637,927,565 was as follows:

    Aggregate gross unrealized gain for all investments in which
      there is an excess of value over tax cost                      $1,489,107,201
    Aggregate gross unrealized loss for all investments in which
      there is an excess of tax cost over value                        (460,854,069)
                                                                     --------------
    Net unrealized gain                                              $1,028,253,132
                                                                     ==============

Purchases and sales of securities (excluding temporary cash investments) for the six months ended March 31, 1999 aggregated $545,833,421 and $639,028,021, respectively.


16    The accompanying notes are an integral part of these financial statements.

Pioneer II

BALANCE SHEET 3/31/99


ASSETS:
  Investment in securities, at value (including temporary cash
    investments of $68,290,000) (cost $4,632,762,056)                     $5,666,180,697
  Cash                                                                               309
  Receivables -
   Investment securities sold                                                  7,380,000
   Fund shares sold                                                            2,510,366
   Dividends, interest and foreign taxes withheld                             10,832,088
  Other                                                                          103,176
                                                                          --------------
    Total assets                                                          $5,687,006,636
                                                                          --------------
LIABILITIES:
  Payables -
   Investment securities purchased                                        $    2,724,820
   Fund shares repurchased                                                    11,449,275
  Due to affiliates                                                            4,646,670
  Accrued expenses                                                               646,506
                                                                          --------------
    Total liabilities                                                     $   19,467,271
                                                                          --------------
NET ASSETS:
  Paid-in capital                                                         $4,545,335,902
  Accumulated undistributed net investment income                             31,712,087
  Accumulated undistributed net realized gain on investments and
    foreign currency transactions                                             57,072,751
  Net unrealized gain on investments                                       1,033,418,641
  Net unrealized loss on foreign currency transactions and other assets
    and liabilities denominated in foreign currencies                                (16)
                                                                          --------------
    Total net assets                                                      $5,667,539,365
                                                                          ==============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $5,640,144,310/279,914,857 shares)                    $        20.15
                                                                          ==============
  Class B (based on $23,406,063/1,185,398 shares)                         $        19.75
                                                                          ==============
  Class C (based on $3,988,992/201,776 shares)                            $        19.77
                                                                          ==============
MAXIMUM OFFERING PRICE:
  Class A                                                                 $        21.38
                                                                          ==============

The accompanying notes are an integral part of these financial statements.   17

Pioneer II

STATEMENT OF OPERATIONS

For the Six Months Ended 3/31/99


INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $917,414)      $ 53,777,781
  Interest                                                      4,918,961
                                                             ------------
    Total investment income                                                     $ 58,696,742
                                                                                ------------
EXPENSES:
  Management fees
   Basic fee                                                 $ 17,809,373
   Performance adjustment                                      (2,910,409)
  Transfer agent fees
   Class A                                                      5,655,791
   Class B                                                         66,580
   Class C                                                         16,850
  Distribution fees
   Class A                                                      6,027,382
   Class B                                                        135,922
   Class C                                                         25,110
  Administrative fees                                           1,395,772
  Custodian fees                                                  122,620
  Registration fees                                               400,728
  Professional fees                                               174,952
  Printing                                                        167,712
  Fees and expenses of nonaffiliated trustees                      53,458
  Miscellaneous                                                    37,166
                                                             ------------
    Total expenses                                                              $ 29,179,007
    Less fees paid indirectly                                                       (390,960)
                                                                                ------------
    Net expenses                                                                $ 28,788,047
                                                                                ------------
     Net investment income                                                      $ 29,908,695
                                                                                ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain from:
   Investments (including $4,819,260 from affiliated
     companies)                                              $ 64,449,160
   Foreign currency transactions and other assets
     and liabilities denominated in foreign currencies              8,036       $ 64,457,196
                                                             ------------       ------------
  Change in net unrealized gain from:
   Investments                                               $531,658,680
   Foreign currency transactions and other assets
     and liabilities denominated in foreign currencies             (6,661)      $531,652,019
                                                             ------------       ------------
  Net gain on investments and foreign currency
    transactions                                                                $596,109,215
                                                                                ------------
  Net increase in net assets resulting from operations                          $626,017,910
                                                                                ============

18    The accompanying notes are an integral part of these financial statements.

Pioneer II

STATEMENTS OF CHANGES IN NET ASSETS

For the Six Months Ended 3/31/99 and the Year Ended 9/30/98


                                                            Six Months
                                                              Ended              Year Ended
FROM OPERATIONS:                                             3/31/99               9/30/98
Net investment income                                    $   29,908,695     $    52,687,726
Net realized gain on investments and foreign currency
  transactions                                               64,457,196         178,376,750
Change in net unrealized gain on investments and
  foreign currency transactions                             531,652,019      (1,990,795,373)
                                                         --------------     ---------------
  Net increase (decrease) in net assets resulting
    from operations                                      $  626,017,910     $(1,759,730,897)
                                                         --------------     ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A ($0.09 and $0.16 per share, respectively)      $  (25,346,193)    $   (45,296,909)
  Class B ($0.00 and $0.02 per share, respectively)                  --             (16,699)
  Class C ($0.00 and $0.06 per share, respectively)                  --              (7,254)
Net realized gain:
  Class A ($0.15 and $3.34 per share, respectively)         (44,442,920)       (904,693,302)
  Class B ($0.15 and $3.34 per share, respectively)            (229,777)         (2,365,132)
  Class C ($0.15 and $3.34 per share, respectively)             (45,439)           (403,479)
                                                         --------------     ---------------
    Total distributions to shareholders                  $  (70,064,329)    $  (952,782,775)
                                                         --------------     ---------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                         $  303,576,924     $   751,999,994
Reinvestment of distributions                                65,326,170         899,054,779
Cost of shares repurchased                                 (778,257,763)       (969,188,428)
                                                         --------------     ---------------
  Net increase (decrease) in net assets resulting
    from fund share transactions                         $ (409,354,669)    $   681,866,345
                                                         --------------     ---------------
  Net increase (decrease) in net assets                  $  146,598,912     $(2,030,647,327)
NET ASSETS:
Beginning of period                                       5,520,940,453       7,551,587,780
                                                         --------------     ---------------
End of period (including accumulated undistributed net
  investment income of $31,712,087 and $27,149,585,
  respectively)                                          $5,667,539,365     $ 5,520,940,453
                                                         ==============     ===============


The accompanying notes are an integral part of these financial statements.   19

Pioneer II

STATEMENTS OF CHANGES IN NET ASSETS       (continued)


CLASS A                            '99 Shares          '99 Amount         '98 Shares          '98 Amount
Shares sold                           14,355,448     $ 288,080,581           30,569,567     $729,551,456
Reinvestment of distributions          3,246,866        65,067,192           39,778,758      896,463,906
Less shares repurchased              (37,689,723)     (763,058,129)         (40,837,229)    (961,622,337)
                                     -----------     -------------          -----------     ------------
  Net increase (decrease)            (20,087,409)    $(409,910,356)          29,511,096     $664,393,025
                                     ===========     =============          ===========     ============
CLASS B
Shares sold                              577,824     $  11,463,587              768,581     $ 18,334,775
Reinvestment of distributions             11,167           219,982              103,776        2,303,825
Less shares repurchased                 (576,265)      (11,458,892)            (256,120)      (5,827,965)
                                     -----------     -------------          -----------     ------------
  Net increase                            12,726     $     224,677              616,237     $ 14,810,635
                                     ===========     =============          ===========     ============
CLASS C
Shares sold                              201,837     $   4,032,756              171,838     $  4,113,763
Reinvestment of distributions              1,976            38,996               12,930          287,048
Less shares repurchased                 (189,420)       (3,740,742)             (79,658)      (1,738,126)
                                     -----------     -------------          -----------     ------------
  Net increase                            14,393     $     331,010              105,110     $  2,662,685
                                     ===========     =============          ===========     ============

20    The accompanying notes are an integral part of these financial statements.

Pioneer II

FINANCIAL HIGHLIGHTS 3/31/99

                                                              Six Months
                                                                Ended           Year Ended
                                                               3/31/99           9/30/98
CLASS A
Net asset value, beginning of period                          $    18.32        $    27.85
                                                              ----------        ----------
Increase (decrease) from investment operations:
 Net investment income                                        $     0.11        $     0.17
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                                 1.96             (6.20)
                                                              ----------        ----------
   Net increase (decrease) from investment operations         $     2.07        $    (6.03)
Distributions to shareholders:
 Net investment income                                             (0.09)            (0.16)
 Net realized gain                                                 (0.15)            (3.34)
                                                              ----------        ----------
Net increase (decrease) in net asset value                    $     1.83        $    (9.53)
                                                              ----------        ----------
Net asset value, end of period                                $    20.15        $    18.32
                                                              ==========        ==========
Total return*                                                      11.28%           (23.97)%
Ratio of net expenses to average net assets                         0.97%**+          0.90%+
Ratio of net investment income to average net assets                1.00%**+          0.74%+
Portfolio turnover rate                                               19%**             50%
Net assets, end of period (in thousands)                      $5,640,144        $5,496,480
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                       0.96%**           0.90%
 Net investment income                                              1.01%**           0.74%

                                                            Year Ended      Year Ended      Year Ended      Year Ended
                                                             9/30/97         9/30/96         9/30/95          9/30/94
CLASS A
Net asset value, beginning of period                        $    20.94      $    20.66      $    19.38      $    20.55
                                                            ----------      ----------      ----------      ----------
Increase (decrease) from investment operations:
 Net investment income                                      $     0.16      $     0.23      $     0.35      $     0.36
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                               8.83            2.10            3.04            1.05
                                                            ----------      ----------      ----------      ----------
   Net increase (decrease) from investment operations       $     8.99      $     2.33      $     3.39      $     1.41
Distributions to shareholders:
 Net investment income                                           (0.15)          (0.32)          (0.30)          (0.33)
 Net realized gain                                               (1.93)          (1.73)          (1.81)          (2.25)
                                                            ----------      ----------      ----------      ----------
Net increase (decrease) in net asset value                  $     6.91      $     0.28      $     1.28      $    (1.17)
                                                            ----------      ----------      ----------      ----------
Net asset value, end of period                              $    27.85      $    20.94      $    20.66      $    19.38
                                                            ==========      ==========      ==========      ==========
Total return*                                                    45.95%          12.18%          19.92%           7.37%
Ratio of net expenses to average net assets                       0.96%+          0.92%+          0.93%+          0.90%++
Ratio of net investment income to average net assets              0.68%+          1.13%+          1.85%+          1.59%++
Portfolio turnover rate                                             47%             66%             63%             68%
Net assets, end of period (in thousands)                    $7,534,010      $5,431,797      $5,114,963      $4,509,225
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                     0.95%           0.90%           0.91%           0.90%
 Net investment income                                            0.69%           1.15%           1.87%           1.59%

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.
++ Ratios for 1994 have been restated to confirm with certain provisions of SEC
   Release No. 33-7197: Payment for Investment Company Services with Brokerage Commissions.

   The accompanying notes are an integral part of these financial statements.

Pioneer II

FINANCIAL HIGHLIGHTS 3/31/99


                                               Six Months
                                                  Ended          Year Ended     Year Ended        7/1/96 to
                                                 3/31/99         9/30/98(a)     9/30/97(a)         9/30/96
CLASS B
Net asset value, beginning of period             $ 17.98           $ 27.52         $ 20.89         $20.55
                                                 -------           -------         -------         ------
Increase (decrease) from investment
  operations:
  Net investment loss                            $ (0.01)          $ (0.07)        $ (0.07)        $(0.01)
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions                                    1.93             (6.11)           8.76           0.35
                                                 -------           -------         -------         ------
    Net increase (decrease) from
      investment operations                      $  1.92           $ (6.18)        $  8.69         $ 0.34
Distributions to shareholders:
 Net investment income                                 -             (0.02)          (0.13)               -
 Net realized gain                                 (0.15)            (3.34)          (1.93)               -
                                                 -------           -------         -------         ------
Net increase (decrease) in net asset value       $  1.77           $ (9.54)        $  6.63         $ 0.34
                                                 -------           -------         -------         ------
Net asset value, end of period                   $ 19.75           $ 17.98         $ 27.52         $20.89
                                                 =======           =======         =======         ======
Total return*                                      10.68%           (24.76)%         44.58%          1.65%
Ratio of net expenses to average net assets         2.06%**+          1.96%+          1.94%+         2.03%**+
Ratio of net investment loss to average
  net assets                                       (0.11)%**+        (0.31)%+        (0.32)%+       (0.25)%**+
Portfolio turnover rate                               19%**             50%             47%            66%
Net assets, end of period (in thousands)         $23,406           $21,084         $15,311         $  864
Ratios assuming reduction for fees paid
  indirectly:
  Net expenses                                      2.05%**           1.96%           1.90%          2.02%**
  Net investment loss                              (0.10)%**         (0.31)%         (0.28)%        (0.24)%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
 +  Ratio assuming no reduction for fees paid indirectly.

22    The accompanying notes are an integral part of these financial statements.

Pioneer II

FINANCIAL HIGHLIGHTS 3/31/99


                                                  Six Months
                                                     Ended          Year Ended     Year Ended        7/1/96 to
                                                    3/31/99         9/30/98(a)     9/30/97(a)         9/30/96
CLASS C
Net asset value, beginning of period             $18.02            $27.55          $20.88          $20.55
                                                 ------            ------          ------          ------
Increase (decrease) from investment
  operations:
  Net investment loss                            $(0.03)           $(0.06)         $(0.08)         $(0.01)
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                   1.93             (6.07)           8.77            0.34
                                                 ------            ------          ------          ------
    Net increase (decrease) from
      investment operations                      $ 1.90            $(6.13)         $ 8.69          $ 0.33
Distributions to shareholders:
 Net investment income                                -             (0.06)          (0.09)                -
 Net realized gain                                (0.15)            (3.34)          (1.93)                -
                                                 ------            ------          ------          ------
Net increase (decrease) in net asset value       $ 1.75            $(9.53)         $ 6.67          $ 0.33
                                                 ------            ------          ------          ------
Net asset value, end of period                   $19.77            $18.02          $27.55          $20.88
                                                 ======            ======          ======          ======
Total return*                                     10.55%           (24.56)%         44.51%           1.61%
Ratio of net expenses to average net assets        2.24%* *+         1.93%+          1.99%+          2.02%* *+
Ratio of net investment loss to average net
  assets                                          (0.31)%**+        (0.28)%+        (0.39)%+        (0.15)%**+
Portfolio turnover rate                              19%**             50%             47%             66%
Net assets, end of period (in thousands)         $3,989            $3,377          $2,267          $  214
Ratios assuming reduction for fees paid
  indirectly:
  Net expenses                                     2.21%* *          1.93%          1.95%            2.01%* *
  Net investment loss                             (0.28)%**         (0.28)%        (0.35)%          (0.14)%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
 +  Ratio assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   23

Pioneer II

NOTES TO FINANCIAL STATEMENTS 3/31/99

1. Organization and Significant Accounting Policies

Pioneer II (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Fund are reasonable income and growth of capital.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded on trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend

Pioneer II


   data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

   Settlements from litigation and class action suits are recognized when the Fund acquires an enforceable right to such awards. Included in net realized gain from investments is $323,866 of class action settlements received by the Fund during the six months ended March 31, 1999.


B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.


C. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

Pioneer II

D. Fund Shares

   The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $963,566 in underwriting commissions on the sale of fund shares during the six months ended March 31, 1999.


E. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.


2. Management Agreement

Pioneer Investment Management, Inc. (PIM), manages the Fund's portfolio and is a wholly owned subsidiary of PGI. PIM receives a basic fee that is calculated at the annual rate of 0.60% of the Fund's average daily net assets. The basic fee is subject to a performance adjustment up to a maximum of - 0.10% based on the Fund's investment performance as compared with the Lipper Growth & Income Funds Index. For the six months ended March 31, 1999, the aggregate performance adjustment resulted in a reduction to the basic fee of $2,910,409. The management fee was equivalent to 0.50% of average daily net assets for the six months ended March 31, 1999.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At March 31, 1999, $2,696,581

Pioneer II


was payable to PIM related to management fees, administrative and certain other services.


3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $980,296 in transfer agent fees payable to PSC at March 31, 1999.


4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. On qualifying investments made prior to August 19, 1991, the Class A Plan provides for reimbursement of such expenditures in an amount not to exceed 0.15%. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $969,793 in distribution fees payable to PFD at March 31, 1999.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended March 31, 1999, CDSCs in the amount of $53,724 were paid to PFD.


5. Expense Offsets

The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended March 31, 1999, the Fund's expenses were reduced by $390,960 under such arrangements.

Pioneer II

6. Line of Credit Facility

The Fund, along with certain other Funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the six months ended March 31, 1999, the Fund had no borrowings under this agreement.


7. Affiliated Companies

The Fund's investments in certain companies exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of March 31, 1999:


              Affiliates                Purchases      Sales         Income           Value
-------------------------------------------------------------------------------------------------
  A.M. Castle & Co.                    $   -       $    -         $   355,339    $   10,990,445
  Ambac Financial Group, Inc.              -        19,874,501      1,112,060       280,945,800
  Amcast Industrial Corp.                  -            -             150,892         8,689,762
  Arrow Electronics, Inc.                  -            -              -             75,000,000
  Briggs & Stratton Corp.                  -            -             950,446        80,808,394
  Champion Enterprises, Inc.               -            -              -             80,309,375
  Clayton Homes, Inc.                      -         1,154,961        263,488        90,535,500
  Dionex Corp.                             -         3,749,875         -             85,919,000
  Donaldson Co., Inc.                      -            -             586,800        88,020,000
  Etec Systems, Inc.                       -            45,373         -             40,726,781
  Halter Marine Group, Inc.                -           869,766         90,000        15,939,206
  Hawaiian Electric Industries, Inc.       -        19,614,364      3,421,238        87,974,021
  Lancaster Colony Corp.                   -             -          1,124,235        99,775,856
  Mississippi Chemical Corp.               -             -            436,000        20,437,500
  Oakwood Homes Corp.                      -         3,053,548         79,324        52,962,187
  Rouge Industries, Inc.                   -             -            107,574        15,687,875
  Trinity Industries, Inc.                 -             -          1,342,184       115,960,750
                                        -------    -----------    -----------    --------------
                                        $  -       $48,362,388    $10,019,580    $1,250,682,452
                                        =======    ===========    ===========    ==============

Pioneer II

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareowners and the Board of Trustees of Pioneer II:


We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer II as of March 31, 1999, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer II as of March 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.




ARTHUR ANDERSEN LLP


Boston, Massachusetts
May 5, 1999

Pioneer II

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees                         Officers

John F. Cogan, Jr.               John F. Cogan, Jr., Chairman and
Mary K. Bush                      President
Richard H. Egdahl, M.D.          Richard E. Dahlberg, Vice President
Margaret B.W. Graham             David D. Tripple, Executive Vice President
John W. Kendrick                 John A. Boynton, Treasurer
Marguerite A. Piret              Joseph P. Barri, Secretary
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Independent Public Accountants
Arthur Andersen LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneering Services Corporation

THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

Growth Funds
United States
Pioneer Capital Growth Fund
Pioneer Growth Shares
Pioneer Micro-Cap Fund
Pioneer Mid-Cap Fund
Pioneer Small Company Fund


International/Global
Pioneer Emerging Markets Fund
Pioneer Europe Fund
Pioneer Gold Shares
Pioneer Indo-Asia Fund
Pioneer International Growth Fund
Pioneer World Equity Fund


Growth and Income Funds
Pioneer Fund
Pioneer II
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Real Estate Shares

Income Funds
Taxable
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer Short-Term Income Trust
Pioneer Strategic Income Fund


Tax-Free
Pioneer Tax-Free Income Fund


Money Market Fund
Pioneer Cash Reserves Fund

PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.


FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.


90-Day Reinstatement Privilege (for Class A Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.


Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.


Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Automatic Exchange Program

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)


Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)


Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.


Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available only for accounts with a value of $10,000 or more.)

RETIREMENT PLANS FROM PIONEER

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.


Individual Retirement Account (IRA)
Traditional IRA

An IRA is a tax-favored account that allows anyone under age 701/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.


Roth IRA

Contributions up to $2,000 a year per person in earned income, are not tax-deductible, but earnings are tax-free for qualified withdrawals. You can contribute beyond age 701/2, although there are income limits for contributions at any age.


401(k) Plan

The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $10,000 per year or 25% of pay, whichever is less. Employers may contribute.


SIMPLE (Savings Incentive Match PLan for Employees)
IRA Plan

Businesses with 100 or fewer eligible employees can establish either plan; both resemble the traditional 401(k), but with less testing and lower administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.


    Most retirement plan withdrawals must meet specific conditions to avoid penalties.

403(b) Plan

Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.


Simplified Employee Pension Plan (SEP)

SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.


Profit Sharing Plan

Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.


Age-Based Profit Sharing Plan

Like traditional profit sharing plans, employer contributions are flexible, but age-based plans allocate contributions based on both age and salary. Age-based plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.


Money Purchase Pension Plan (MPP)

Money purchase plans are similar to profit-sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.


    Most retirement plan withdrawals must meet specific conditions to avoid penalties.

                           This page for your notes.

                           This page for your notes.

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292


FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321


Retirement plans information                                    1-800-622-0176


Telecommunications Device for the Deaf (TDD)                    1-800-225-1997


Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109


Our toll-free fax                                               1-800-225-4240


Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)


Visit our website:                                        www.pioneerfunds.com


This report must be preceded or accompanied by a current
Fund prospectus.


[Pioneer logo]
Pioneer Investment Management, Inc.
60 State Street                      0599-6378
Boston, Massachusetts 02109          (C) Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                 [recycle symbol] Printed on Recycled Paper